Exhibit 99.2













                Montpelier Re Holdings Ltd.



                Financial Supplement

                March 31, 2006








                Contact:  William Pollett   Treasurer
                telephone: (441) 297 9576  email: bill.pollett@montpelierre.bm





This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:


This financial supplement may contain, and Montpelier Re Holdings Ltd. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; our short operating and trading history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; our our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including Hurricanes Katrina, Rita and Wilma; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements actually received by us from our reinsurers; the overall level of competition, and the related demand and supply dynamics, in our markets relating to growing capital levels in the reinsurance industry, declining demand due to, among other things, increased retentions by cedant and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in
Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                                Table of Contents



1               Organizational Chart

2               Consolidated Financial Highlights

3               Summary Consolidated Balance Sheets

4               Summary Consolidated Income Statements

5               Premium by Category by Quarter

6               Losses and Loss Ratios

7               Reinsurance Recoverable by Rating

8               Earnings Per Share

9               Fully Converted Book Value Per Share

10              Return on Equity

11              Consolidated Investments

12              Capital

13              Summary Consolidating Balance Sheet - Blue Ocean

14              Summary Consolidating Income Statement - Blue Ocean

15              Financial Measures



                                        Anthony Taylor
                                          Chairman
                                       President & CEO


  Chris Harris              Tom Busher                   Kip Oberting         Nick Newman-Young
Chief Underwriting       Chief Operating                Chief Financial         Marketing
 & Risk Officer              Officer                        Officer              Director


  David Sinnott            Jonathan Kim                 William Pollett       Neil Greenspan
Chief Reinsurance        General Counsel                  Treasurer           Chief Accounting
    Officer                                                                      Officer




Investor enquiries:      William Pollett, Treasurer
                         telephone: (441) 297 9576
                         email: bill.pollett@montpelierre.bm

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                  Consolidated Financial Highlights (unaudited)
                     $ in millions, except per share amounts

                                                                                              % change
                                                           Three months ended Mar 31         Q1-06 vs.
                                                             2006              2005            Q1-05
                                                           -------------------------        -------------
Gross premiums written                                     $224.9          $306.3               -27%

Net premiums written                                       $145.7          $279.4               -48%

Net premiums earned                                        $131.4          $180.5               -27%

Net investment income                                      $ 28.8          $ 21.4                34%

Net income, excluding net realized gains (losses) (1)      $ 46.1          $ 65.5               -30%

Net income                                                 $ 39.8          $ 74.5               -47%

Comprehensive income                                       $ 48.5          $ 36.0                35%

Operating cash flow                                        $(24.2)         $ 86.2              -128%

Loss and loss adjustment expense ratio                       38.7%           44.1%
Acquisition costs ratio                                      25.8%           20.7%
General and administrative expense ratio                     11.2%            8.4%
                                                            ------          ------
     Combined ratio                                          75.7%           73.2%

Diluted operating earnings per common share(2)             $ 0.44          $ 1.11
Diluted comprehensive income per share                     $ 0.54          $ 0.54

Fully converted book value per share  (3)                  $12.27          $21.24

Change in FCBV adj for Dvds (4): Quarter                      4.0%            1.3%
Change in FCBV adj for Dvds (4): Rolling 12 months          -39.1%            6.5%

Dividend per share / warrant                               $0.075          $ 5.86

(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances.

(2) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 8 for a reconciliation to diluted operating earnings per share and Page 15 for a discussion of our use of certain Financial Measures.

(3) See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 10 for more detail and Page 15 for a discussion of our use of certain Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                 Summary Consolidated Balance Sheets (unaudited)
                     $ in millions, except per share amounts

                                                  Mar 31        Dec 31        Sep 30           June 30       Mar 31
                                                    2006          2005          2005             2005          2005
                                            -------------  ------------  ------------     ------------  ------------
ASSETS
Investments and cash and cash equivalents    $   3,021.1   $   2,902.4   $   3,071.9      $   2,260.2   $   2,237.5
Securities lending collateral                      273.6         315.6         674.2            350.9         343.2
Premiums receivable                                283.9         270.9         357.0            301.0         274.6
Deferred acquisition costs                          49.8          53.4          71.6             82.9          68.9
Reinsurance receivable/recoverable                 344.5         361.3         235.0            124.4         111.3
Unearned premium ceded                              97.2          83.8          46.8             47.9          24.7
Other assets                                        33.6          72.3          30.4             78.8          38.1
                                            -------------  ------------  ------------     ------------  ------------
  Total Assets                               $   4,103.7   $   4,059.7   $   4,486.9      $   3,246.1   $   3,098.3
                                            =============  ============  ============     ============  ============
LIABILITIES
Loss and loss adjustment expense reserves        1,685.0       1,781.9       1,782.0            583.8         590.7
Unearned premium                                   290.5         262.8         377.5            422.3         394.2
Securities lending payable                         273.6         315.6         674.2            350.9         343.2
Debt                                               352.2         249.1         249.1            249.0         249.0
Other liabilities                                  198.8         228.7         272.5            177.0         143.4
                                            -------------  ------------  ------------     ------------  ------------
  Total Liabilities                          $   2,800.1   $   2,838.1   $   3,355.3      $   1,783.0   $   1,720.5

Minority Interest - Blue Ocean preferred
 shares( 2)                                         56.2          54.2             -                -             -
Minority Interest - Blue Ocean common
 shares( 2)                                        147.3         109.7             -                -             -
                                            -------------  ------------  ------------     ------------  ------------
  Total Minority Interest                          203.5         163.9             -    #           - #           -
                                            -------------  ------------  ------------     ------------  ------------
SHAREHOLDERS' EQUITY                             1,100.1       1,057.7       1,131.6          1,463.1       1,377.8
                                            -------------  ------------  ------------     ------------  ------------

  Total Liabilites, Minority Interest &
   Shareholders' Equity                      $   4,103.7   $   4,059.7   $   4,486.9      $   3,246.1   $   3,098.3
                                            =============  ============  ============     ============  ============

Fully converted book value per share (1)    $     12.27   $     11.86   $     12.69      $     22.45   $     21.24
                                            -------------  ------------  ------------     ------------  ------------

(1) See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures.

(2)  See page 13 for additional information.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
               Summary Consolidated Income Statements (unaudited)
                     $ in millions, except per share amounts

                                                                                                                      Full Year
                                            Q1-06           Q4-05           Q3-05         Q2-05          Q1-05          2005
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Underwriting revenues
Gross premiums written                $        224.9   $       106.8    $     290.0   $     275.6   $      306.3   $      978.7
Reinsurance premiums ceded                      79.2            98.5           52.3          44.0           26.8          221.7
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Net premiums written                           145.7             8.3          237.7         231.6          279.4          757.0

Gross premiums earned                          197.2           224.4          338.1         244.3          196.6        1,003.4
Reinsurance premiums earned                     65.8            64.9           56.7          17.2           16.1          154.9
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Net premiums earned                            131.4           159.5          281.4         227.1          180.5          848.5

Loss and loss adjustment
 expenses                                       50.9           190.2        1,159.4          81.5           79.5        1,510.7
Acquisition costs                               33.9            35.8           43.2          49.9           37.4          166.3
General and administrative
 expenses                                       14.7             8.9          (13.4)         15.2           15.2           25.9
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Underwriting income (loss)                      31.9           (75.4)        (907.8)         80.5           48.4         (854.4)
                                      ---------------  --------------  -------------  ------------  -------------  -------------

Net investment income                           28.8            26.0           20.6          19.1           21.4           87.1
Financing expense                               11.9             4.6            4.1           4.0            4.3           17.0
Other income                                     0.2             0.8              -             -              -            0.8
Minority interest                                2.9               -              -             -              -              -
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Operating income (loss)                         46.1           (53.2)        (891.3)         95.6           65.5         (783.5)
                                      ---------------  --------------  -------------  ------------  -------------  -------------


Net realized gains (losses) on
 investments and FX translation                 (6.3)           (7.8)          16.3          13.1            9.0           30.6
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Net income (loss)                               39.8           (61.0)        (875.1)        108.7           74.5         (752.9)
                                      ---------------  --------------  -------------  ------------  -------------  -------------

Other comprehensive income
 (loss) items                                    8.7            (5.8)         (21.8)          1.9          (38.5)         (64.2)
                                      ---------------  --------------  -------------  ------------  -------------  -------------
Comprehensive income (loss)           $         48.5   $       (66.8)   $    (896.9)  $     110.6   $       36.0   $     (817.1)
                                      ===============  ==============  =============  ============  =============  =============

Net written/gross written premium              64.8%            7.7%          82.0%         84.0%          91.2%          77.3%

Loss and loss adjustment expense
 ratio                                         38.7%          119.2%         412.0%         35.9%          44.1%         178.0%
Acquisition costs ratio                        25.8%           22.4%          15.4%         22.0%          20.7%          19.6%
General and administrative
 expense ratio                                 11.2%            5.6%          -4.8%          6.7%           8.4%           3.1%
                                      ---------------  --------------  -------------  ------------  -------------  -------------
       Combined ratio                          75.7%          147.2%         422.6%         64.6%          73.2%         200.7%
                                      ===============  ==============  =============  ============  =============  =============

Diluted operating earnings
 (loss) per common share (1)          $         0.51   $       (0.60)   $    (12.39)  $      1.43   $       0.97   $     (10.92)
Diluted comprehensive income
 per share                            $         0.54   $       (0.75)   $    (12.47)  $      1.65   $       0.54   $     (11.39)

Dividend per share / warrant          $        0.075   $       0.075    $      0.36   $      0.36   $       5.86    $      6.66

(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 8 for a reconciliation to diluted operating earnings (loss) per share and Page 15 for a discussion of our use of certain Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                   Premium by Category by Quarter (unaudited)
                                  $ in millions

                                        Quarter ended  Q1 '06 v Q1 '05  Quarter ended  Quarter ended  Quarter ended  Quarter ended
                                         Mar 31, 2006   change change    Dec 31, 2005   Sep 30, 2005  June 30, 2005   Mar 31, 2005
                                          $     %          $     %        $      %        $     %        $     %          $     %
                                        -------------   -------------   -------------  -------------  -------------  -------------
Gross premium written
 Property risk excess of loss             18.9   8%     (26.3)  -58%       4.8    4%      38.6  13%      74.0  27%     45.2  15%
 Property pro-rata                        28.0  12%      12.2    77%      30.6   29%      35.5  12%      43.6  16%     15.8   5%
 Property direct & facultative            17.3   8%      (1.1)   -6%      13.4   13%      17.3   6%      20.7   8%     18.4   6%
 Property Specialty                       64.2  29%     (15.2)  -19%      48.8   46%      91.4  32%     138.3  50%     79.4  26%

 Property catastrophe excess of loss      94.9  42%     (11.9)  -11%      26.9   25%      99.6  34%      79.9  29%    106.8  35%
 Property retrocession                     1.7   1%     (47.3)  -97%       1.9    2%      50.1  17%       6.1   2%     49.0  16%
 Property Catastrophe                     96.6  43%     (59.2)  -38%      28.8   27%     149.7  52%      86.0  31%    155.8  51%

 Personal accident & WCA                   8.3   4%      (6.4)  -44%       3.9    4%       7.7   3%       3.2   1%     14.7   5%
 Casualty                                 19.1   8%      (8.8)  -32%      12.1   11%      17.9   6%      30.6  11%     27.9   9%
 Marine & miscellaneous                    5.6   2%      (7.9)  -59%       5.9    6%      14.3   5%       7.8   3%     13.5   4%
 Sabotage & terrorism                      4.5   2%      (2.3)  -34%       4.6    4%       5.5   2%       6.7   2%      6.8   2%
 Aviation                                  5.0   2%      (2.1)  -30%       3.7    3%       3.5   1%       2.9   1%      7.1   2%
 Other Specialty                          42.5  19%     (27.5)  -39%      30.2   28%      48.9  17%      51.2  19%     70.0  23%

 Property Retrocession - Blue Ocean       21.9  10%      21.9   n/m          -    -          -   -          -   -         -   -

 Qualifying Quota Share                   (0.3)  0%      (1.4) -127%      (1.0)  -1%         -   0%       0.1   0%      1.1   0%
                                        -------------   -------------   -------------  -------------  -------------  -------------
 Total                                   224.9 100%     (81.4)  -27%     106.8  100%     290.0 100%     275.6 100%    306.3 100%
                                        -------------   -------------   -------------  -------------  -------------  -------------

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                       Losses and Loss Ratios (unaudited)
                                  $ in millions





                                                                                                          FULL YEAR
                           Q1-06            Q4-05            Q3-05            Q2-05          Q1-05           2005
                          -------          -------          -------          -------        -------         -------
Property Specialty
Net reserves: start         398.4            448.2            177.6            184.9           160.8          160.8
Change in prior AY           (7.8)            (2.7)            (1.3)           (20.2)           (0.1)         (24.3)
Paid losses (1)             (25.8)          (106.5)           (28.2)           (35.2)          (16.7)        (186.6)
Incurred losses              36.0             59.4            300.1             48.1            40.9          448.5
                          -------          -------          -------          -------         -------        -------
Net reserves: end           400.8            398.4            448.2            177.6           184.9          398.4
                          -------          -------          -------          -------         -------        -------
Net earned premium           63.5             56.4             72.2            101.8            67.5          297.9

Net loss ratio               44.4%           100.3%           414.3%            27.4%           60.4%         142.4%
Prior AY adjusts.          -12.3%            -4.8%            -1.8%           -19.8%           -0.1%          -8.2%

Paid to incurred               91%             188%               9%             126%             41%            44%

Property Catastrophe

Net reserves: start         719.8            803.0            106.0            108.6           117.9          117.9
Change in prior AY            1.1             (2.9)            (3.0)            14.1            12.3           20.5
Paid losses (1)             (99.1)          (151.3)           (29.7)           (26.3)          (29.3)        (236.6)
Incurred losses               8.0             71.0            729.7              9.6             7.7          818.0
                          -------          -------          -------          -------         -------        -------
Net reserves: end           629.8            719.8            803.0            106.0           108.6          719.8
                          -------          -------          -------          -------         -------        -------
Net earned premium           28.6             57.2            153.0             71.5            63.7          345.3

Net loss ratio               31.8%           119.1%           475.1%            33.1%           31.4%         242.8%
Prior AY adjusts.             3.8%           -5.1%            -2.0%             19.7%           19.3%           5.9%

Paid to incurred             1089%             222%               4%             111%            147%            28%

Blue Ocean Re

Net reserves: start            --               --               --               --              --             --
Change in prior AY             --               --               --               --              --             --
Paid losses (1)                --               --               --               --              --             --
Incurred losses                --               --               --               --              --             --
                          -------          -------          -------          -------         -------        -------
Net reserves: end              --               --               --               --              --             --
                          -------          -------          -------          -------         -------        -------
Net earned premium            4.3               --               --               --              --             --

Net loss ratio                0.0%             0.0%             0.0%             0.0%            0.0%           0.0%
Prior AY adjusts.             0.0%             0.0%             0.0%             0.0%            0.0%           0.0%

Paid to incurred                0%               0%               0%               0%              0%             0%


                                                                                                           FULL YEAR
                           Q1-06            Q4-05            Q3-05            Q2-05          Q1-05           2005
                          -------          -------          -------          -------        -------         -------
Other Specialty

Net reserves: start         341.3            281.7            155.2            136.3           128.6          128.6
Change in prior AY           (6.6)             2.1             (1.9)            (4.4)          (13.5)         (17.7)
Paid losses (1)              (6.2)            (7.8)            (7.8)            (8.7)           (4.1)         (28.4)
Incurred losses              22.5             65.3            136.2             32.0            25.3          258.8
                          -------          -------          -------          -------         -------        -------
Net reserves: end           351.0            341.3            281.7            155.2           136.3          341.3
                          -------          -------          -------          -------         -------        -------

Net earned premium           35.2             46.8             55.5             51.9            46.2          200.4

Net loss ratio               45.2%           144.0%           242.2%            53.0%           25.6%         120.3%
Prior AY adjusts.          -18.7%              4.5%           -3.4%            -8.5%          -29.2%          -8.8%

Paid to incurred               39%              12%               6%              32%             35%            12%

Qualifying Quota Share

Net reserves: start          16.7             19.7             22.7             49.6            47.5           47.5
Change in prior AY           (2.4)            (1.2)            (0.8)             1.6             4.8            4.4
Paid losses (1)              (2.6)            (1.0)            (2.6)           (29.2)           (4.9)         (37.7)
Incurred losses                --             (0.8)             0.4              0.7             2.2            2.5
                          -------          -------          -------          -------         -------        -------
Net reserves: end            11.7             16.7             19.7             22.7            49.6           16.7
                          -------          -------          -------          -------         -------        -------

Net earned premium           (0.3)            (0.9)             0.8              1.8             3.1            4.8

Net loss ratio              847.3%           220.8%          -53.6%            136.7%          225.9%         145.6%
Prior AY adjusts.           863.3%           132.9%          -97.6%             91.0%          154.8%          92.2%

Paid to incurred            -108%             -50%            -650%             1270%             70%           546%

TOTAL

Net reserves: start       1,476.2          1,552.6            461.5            479.4           454.8          454.8
Change in prior AY          (15.7)            (4.7)            (7.0)            (8.9)            3.5          (17.1)
Paid losses (1)            (133.7)          (266.6)           (68.3)           (99.4)          (55.0)        (489.3)
Incurred losses              66.5            194.9          1,166.4             90.4            76.1        1,527.8
                          -------          -------          -------          -------         -------        -------
Net reserves: end         1,393.3          1,476.2          1,552.6            461.5           479.4        1,476.2
                          -------          -------          -------          -------         -------        -------

Net earned premium          131.4            159.5            281.4            227.1           180.5          848.5

Net loss ratio               38.7%           119.3%           412.0%            35.9%           44.1%         178.0%
Prior AY adjusts.          -11.9%            -2.9%            -2.5%            -3.9%             1.9%         -2.0%

Paid to incurred              263%             140%               6%             122%             69%            32%

IBNR as a % of reserves        42%              52%              83%              58%             60%            52%


(1) Paid losses are shown net of the impact of foreign exchange translation


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                  Reinsurance Recoverable by Rating (unaudited)
                                  $ in millions

      The ratings* of our reinsurers related to reinsurance receivable / recoverable on paid and unpaid losses are as follows:

                                                                            Mar 31                            Dec 31
                                                                             2006                              2005
                                                                  -----------------------             ----------------------

                                              A++                 $     110.2         32%             $       76.7       21%
                                              A+                         29.3          8%                     36.4       10%
                                              A                         157.6         46%                    197.2       55%
                                              A-                         22.7          7%                     47.5       13%
                                              B+                         21.7          6%                        -        0%
                                              Not Rated                   3.0          1%                      3.5        1%
                                                                  -----------------------             ----------------------
                                                                  $     344.5        100%             $      361.3      100%
                                                                  =======================             ======================


      * Ratings from A.M. Best as at end of period.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                          Earnings Per Share(unaudited)
                     $ in millions, except per share amounts

                                                                Q1-06          Q4-05         Q3-05         Q2-05         Q1-05
                                                            ------------   ------------  ------------ -------------  ------------
Basic earnings (loss) per common share:

Net income (loss) available to common shareholders          $      39.8    $     (61.0)  $    (875.1) $      108.7   $      74.5
Weighted avg common shares outstanding - basic                9,179,101     89,178,490    71,944,539    63,327,564    62,580,009

                                                            ------------   ------------  ------------ -------------  ------------
      Basic earnings (loss) per common share                $      0.45    $     (0.68)  $    (12.16) $       1.72   $      1.19
                                                            ============   ============  ============ =============  ============

Diluted earnings (loss) per common share:

Net income (loss) available to common shareholders          $      39.8    $     (61.0)  $    (875.1) $      108.7   $      74.5
Weighted avg common shares outstanding - basic                9,179,101     89,178,490    71,944,539    63,327,564    62,580,009
Dilutive effect of warrants                                     664,512              -             -     3,621,290     4,084,240
Dilutive effect of stock options                                      -              -             -             -       615,529
Dilutive effect of share equivalents                             62,069              -             -           733             -
                                                            ------------   ------------  ------------ -------------  ------------
Weighted avg common & common equivalent
  shares outstanding - diluted                                9,905,682     89,178,490    71,944,539    66,949,587    67,279,778
                                                            ------------   ------------  ------------ -------------  ------------

  Diluted earnings (loss) per common share                  $      0.44    $     (0.68)  $    (12.16) $       1.62   $      1.11
                                                            ============   ============  ============ =============  ============
Diluted operating earnings (loss) per
  common share, excluding net realized gains / losses (1):

Diluted operating earnings (loss) per common share (1)      $      0.51    $     (0.60)  $    (12.39) $       1.43   $      0.97
Impact of net realized gains (losses) & FX translation            (0.07)         (0.09)         0.23          0.20          0.12

                                                            ------------   ------------  ------------ -------------  ------------
      Diluted earnings (loss) per common share (1)          $      0.44    $     (0.68)  $    (12.16) $       1.62   $      1.11
                                                            ============   ============  ============ =============  ============
Impact of net unrealized gains (losses) & FX translation           0.10          (0.06)        (0.30)         0.03         (0.57)
                                                            ------------   ------------  ------------ -------------  ------------
      Diluted comprehensive income per share                $      0.54    $     (0.75)  $    (12.47) $       1.65   $      0.54
                                                            ============   ============  ============ =============  ============

(1) Excludes realized gains (losses) on investments and movement in unrealized gains (losses) on investments, and foreign exchange. See Page 15 for a discussion of our use of certain Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                Fully Converted Book Value Per Share (unaudited)
                     $ in millions, except per share amounts


                                          Mar 31          Dec 31        Sep 30         June 30         Mar 31
                                          2006 (1)        2005 (1)      2005 (1)       (2005)          (2005)
                                       ------------     ------------- ------------- -------------- --------------
Numerator ($ in millions):

Shareholders' equity                   $   1,100.1      $    1,057.7  $    1,131.6   $    1,463.1    $   1,377.8
Proceeds from assumed
  exercise of outstanding warrants               -                 -             -          119.6          119.6
Proceeds from assumed
  exercise of outstanding options                -                 -             -              -              -

                                       ------------     ------------- ------------- -------------- --------------
Book value numerator                   $   1,100.1      $    1,057.7  $    1,131.6   $    1,582.7    $   1,497.4
                                       ============     ============= ============= ============== ==============

Denominator (in shares):

Common voting shares outstanding        89,179,407        89,178,490    89,178,490     63,327,564     63,327,564
Shares issueable upon exercise
  of outstanding warrants                        -                 -             -      7,172,358      7,172,358
Shares outstanding upon exercise
  of outstanding options                         -                 -             -              -              -
Shares issueable upon conversion of
  outstanding share equivalents            469,196             9,170         5,200          2,200              -

                                       ------------     ------------- ------------- -------------- --------------
Book value denominator                  89,648,603        89,187,660    89,183,690     70,502,122     70,499,922
                                       ============     ============= ============= ============== ==============

Fully converted book value
  per common voting and                ------------     ------------- ------------- -------------  --------------
  common equivalent voting share       $     12.27      $      11.86  $      12.69   $      22.45   $      21.24
                                       ============     ============= ============= ============== ==============

(1) For these purposes fully converted book value per share assumes that the warrants would not be exercised as the book value per share is less than the strike price.


(2)  See Page 15 for a discussion of our use of certain Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                          Return on Equity (unaudited)


                                       Q1-06      Q4-05      Q3-05     Q2-05      Q1-05      Q4-04    Q3-04    Q2-04    Q1-04
                                     ---------  --------- ---------- ---------  ---------  --------- -------- -------- --------
Comp Inc/Avg S/Hs'
     equity(1) : Quarter                 4.5%      -6.1%     -69.1%      7.8%       2.3%       6.3%    -3.5%     3.4%    7.9%

Comp Inc/Avg S/Hs'
     equity(1) : Rolling 12 months     -67.4%     -68.0%     -63.8%     13.1%       8.5%      14.4%    15.1%    26.6%   32.6%


FCBVPS(2)                           $  12.27    $ 11.86   $  12.69   $ 22.45    $ 21.24    $ 26.75  $ 25.58  $ 26.81  $26.44

Dividend per share/warrant(3)       $  0.075    $ 0.075   $   0.36   $  0.36    $  5.86    $  0.34  $  0.34  $  0.34  $ 0.34

Qtr. Div. Yield on
     Beg. Qtr. FCBVPS(3)                 0.6%       0.6%       1.6%      1.7%      21.9%       1.3%     1.3%     1.3%    1.4%
Qtr. Div. Yield on
     End Qtr. FCBVPS(3)                  0.6%       0.6%       2.8%      1.6%      27.6%       1.3%     1.3%     1.3%    1.3%

Change in FCBVPS (2): Quarter            3.5%      -6.5%     -43.5%      5.7%     -20.6%       4.6%    -4.6%     1.4%    6.1%


Change in FCBV adj
     for Dvds 4 : Quarter                4.0%      -6.0%     -41.9%      7.4%       1.3%       5.9%    -3.3%     2.7%    7.5%

Change in FCBV adj
     for Dvds4 : Rolling 12 months     -39.1%     -37.8%     -27.1%     10.2%       6.5%      13.1%    13.9%    24.4%   30.5%

Compound annual change
     in FCBV adj for Dvds (4)            5.9%       5.5%       6.3%     19.4%      18.6%      19.7%    19.2%    22.9%   24.2%

Change in FCBV adj
     for Dvds 4 : Since inception       27.4%          -          -         -          -          -        -        -       -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 15 for a discussion of our use of certain Financial Measures.

(2) FCBVPS = Fully converted book value per share. See Page 9 for calculation and Page 15 for a discussion of our use of certain Financial Measures.

(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and special dividend. See Page 15 for a discussion of our use of certain Financial Measures.

(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 15 for a discussion of our use of certain Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                      Consolidated Investments (unaudited)
                                 $ in millions

                                                       Mar 31         Dec 31        Sep 30        June 30         Mar 31
                                                        2006           2005          2005           2005           2005
                                                    -------------  ------------  ------------  -------------   ------------
Market value $
Fixed maturities                                     $   2,612.3    $  2,307.1    $  2,295.4    $   1,947.1    $   1,882.2
Equity securities                                          143.1         113.5         111.1          118.9          113.1
Other investments                                           35.4          31.6          31.0           30.4           19.9
Cash and cash equivalents                                  230.3         450.2         634.4          163.8          222.3
                                                    -------------  ------------  ------------  -------------   ------------
            Total                                    $   3,021.1    $  2,902.4    $  3,071.9    $   2,260.2    $   2,237.5
                                                    =============  ============  ============  =============   ============
Market value %
Fixed maturities                                             86%           79%           75%            86%            84%
Equity securities                                             5%            4%            4%             6%             5%
Other investments                                             1%            1%            1%             1%             1%
Cash and cash equivalents                                     8%           16%           20%             7%            10%
                                                    -------------  ------------  ------------  -------------   ------------
            Total                                           100%          100%          100%           100%           100%
                                                    =============  ============  ============  =============   ============
Fixed Income Allocation by Market Value
Government & government-sponsored entities           $   1,120.0    $    924.0    $  1,045.1    $     978.0    $   1,093.3
Corporate debt securities                                  731.7         750.5         718.1          687.2          593.1
Mortgage-backed and asset-backed securities                760.6         632.6         532.2          281.9          195.8
                                                    -------------  ------------  ------------  -------------   ------------
            Total                                    $   2,612.3    $  2,307.1    $  2,295.4    $   1,947.1    $   1,882.2
                                                    =============  ============  ============  =============   ============
Total investment return
            Net investment income                    $      28.8    $     26.0    $     20.6    $      19.1    $      21.4
            Net realized gains (losses)                     (6.3)         (5.7)         17.1           16.9           12.3
            Change in unrealized gains (losses)              8.7          (5.8)        (21.8)           1.9          (38.5)
                                                    -------------  ------------  ------------  -------------   ------------
            Total                                    $      31.2    $     14.5    $     15.9    $      37.9    $      (4.8)
                                                    =============  ============  ============  =============   ============
            Total return on average market value %          1.1%          0.5%          0.6%           1.7%          -0.2%

Average duration of fixed maturities                   1.8 years     1.9 years     1.7 years      2.2 years      2.3 years
Average credit quality of fixed maturities                   AA+            AA            AA             AA             AA

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                               Capital (unaudited)
                     $ in millions, except per share amounts


                                         Mar 31          Dec 31            Sep 30            June 30         Mar 31
                                          2006            2005              2005              2005            2005
                                      ------------    --------------  ---------------   ---------------  --------------
Debt                                  $     352.2      $      249.1    $       249.1     $       249.0    $      249.0
Preferred shares - Blue Ocean                56.2              54.2                -                 -               -
Shareholders' equity                      1,100.1           1,057.7          1,131.6           1,463.1         1,377.8
                                      ------------    --------------  ---------------   ---------------  --------------
              Total capital           $   1,508.5      $    1,360.9    $     1,380.7     $     1,712.1    $    1,626.8
                                      ============    ==============  ===============   ===============  ==============
Debt/Total capital                          23.3%             18.3%            18.0%             14.5%           15.3%
Debt+Preferred shares/Total capital         27.1%             22.3%            18.0%             14.5%           15.3%

Common shares outstanding              89,179,407        89,178,490       89,178,490        63,327,564      63,327,564
Warrants outstanding                    7,172,358         7,172,358        7,172,358         7,172,358       7,172,358
Share equivalents outstanding             469,196             9,170            5,200             2,200               -
                                      ------------    --------------  ---------------   ---------------  --------------
              Total                    96,820,961        96,360,018       96,356,048        70,502,122      70,499,922
                                      ============    ==============  ===============   ===============  ==============
Dividend per share/warrant(1)         $     0.075      $      0.075    $        0.36     $        0.36    $       5.86

              Total dividend payout   $       7.3      $        7.2    $        34.7     $        25.4    $      413.1


(1) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
          Summary Consolidating Balance Sheet - Blue Ocean (unaudited)
                                 $ in millions


                                                                      Montpelier                     Consolidation/    Montpelier
                                                                      stand alone     Blue Ocean      Elimination     Consolidated
                                                                      ----------      ----------    --------------    ------------
ASSETS
Investments and cash and cash equivalents                             $ 2,819.9       $    338.6       $   (137.4)      $ 3,021.1
Securities lending collateral                                             273.6                -                -           273.6
Premiums receivable                                                       267.4             16.5                -           283.9
Deferred acquisition costs                                                 48.3              1.5                -            49.8
Reinsurance receivable/ recoverable                                       344.5                -                -           344.5
Unearned premium ceded                                                     97.2                -                -            97.2
Other assets                                                               31.6              4.9             (2.9)           33.6
                                                                      ----------    -------------    -------------    ------------
         Total Assets                                                 $ 3,882.5       $    361.5       $   (140.3)      $ 4,103.7
                                                                      ==========    =============    =============    ============
LIABILITIES
Loss and loss adjustment expense reserves                             $ 1,685.0       $        -       $        -       $ 1,685.0
Unearned premium                                                          273.0             17.5                -           290.5
Securities lending payable                                                273.6                -                -           273.6
Debt                                                                      352.2                -                -           352.2
Other liabilities                                                         198.7              9.5             (9.3)          198.8
                                                                      ----------    -------------    -------------    ------------
         Total Liabilities                                            $ 2,782.4       $     27.0       $     (9.3)      $ 2,800.1
                                                                      ==========    =============    =============    ============

Minority interest - preferred shares                                          -             79.3            (23.1)           56.2
Minority interest - common shares                                             -                -            147.3           147.3
                                                                      ----------    -------------    -------------    ------------
         Total Minority interest                                              -             79.3            124.1           203.5

SHAREHOLDERS' EQUITY                                                    1,100.1            255.2           (255.2)        1,100.1
                                                                      ----------    -------------    -------------    ------------
         Total Liabilites, Minority Interest & Shareholders' Equity   $ 3,882.6       $    361.5       $   (140.3)      $ 4,103.7
                                                                      ==========    =============    =============    ============


                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
         Summary Consolidating Income Statement - Blue Ocean (unaudited)
                                  $ in millions


                                                Montpelier                         Consolidation/           Montpelier
                                                stand alone    Blue Ocean           Elimination            Consolidated
                                               ------------   -------------        --------------         ---------------
 Underwriting revenues
 Gross premiums written                         $    203.0    $       21.9          $          -           $       224.9
 Reinsurance premiums ceded                           79.2               -                     -                    79.2
                                               ------------   -------------        --------------         ---------------
 Net premiums written                                123.8            21.9                     -                   145.7

 Gross premiums earned                               175.3            21.9                     -                   197.2
 Reinsurance premiums earned                          48.2            17.6                     -                    65.8
                                               ------------   -------------        --------------         ---------------
 Net premiums earned                                 127.1             4.3                     -                   131.4

 Underwriting expenses
 Loss and loss adjustment expenses                    50.9               -                     -                    50.9
 Acquisition costs                                    33.6             0.3                     -                    33.9
 General and administrative expenses                  14.5             0.5                  (0.3)                   14.7
                                               ------------   -------------        --------------         ---------------
 Total underwiting expenses                           99.0             0.8                  (0.3)                   99.5
                                               ------------   -------------        --------------         ---------------
 Underwriting income                                  28.1             3.5                   0.3                    31.9
                                               ------------   -------------        --------------         ---------------
 Net investment income                                26.4             3.3                  (0.9)                   28.8
 Financing expense                                    11.9               -                     -                    11.9
 Other income                                          1.4               -                  (1.2)                    0.2
 Minority interest                                       -               -                  (2.9)                    2.9
                                               ------------   -------------        --------------         ---------------
                                                      15.9             3.3                  (5.0)                   14.2
                                               ------------   -------------        --------------         ---------------
 Operating income                                     43.9             6.8                  (4.7)                   46.1
                                               ------------   -------------        --------------         ---------------
 Net realized losses                                  (4.2)           (2.1)                    -                    (6.3)
                                               ------------   -------------        --------------         ---------------
 Net income                                           39.7             4.7                  (4.7)                   39.8
                                               ------------   -------------        --------------         ---------------
 Other comprehensive income items                      8.7               -                     -                     8.7
                                               ------------   -------------        --------------         ---------------
 Comprehensive income                           $     48.5    $        4.7          $       (4.7)          $        48.5
                                               ============   =============        ==============         ===============

 Net written/gross written premium                   61.0%                                                          64.8%
 Loss and loss adjustment expense ratio              40.0%                                                          38.7%
 Acquisition costs ratio                             26.4%                                                          25.8%
 General and administrative expense ratio            11.4%                                                          11.2%
                                               ------------                                               ---------------
               Combined ratio                        77.9%                                                          75.7%
                                               ============                                               ===============

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                               Financial Measures


Financial Measures

In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.



In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses) enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, which is driven by the timing of the disposition of investments and not by our operating performance, or foreign exchange movements, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.



This financial supplement contains the presentation of 'Return on Equity'. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.


This financial supplement also contains the presentation of 'Dividend Yield'. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.


This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.




This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.



This financial supplement also contains the presentation of 'Compound annual total return'. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to March 31, 2006. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q1 2006
                      Net Income Reconciliation (unaudited)
                                  $ in millions


                                                                                     Three months ended Mar 31
                                                                                       2006               2005
                                                                                  ------------------------------
Net operating income (1)                                                          $      46.1         $     65.5

Net realized gains (losses) on investments                                               (6.8)              12.3
Net foreign exchange gains (losses)                                                       0.5               (3.3)
                                                                                  -----------         ----------
Net Income                                                                        $      39.8         $     74.5

Net unrealized gains (losses) on investments                                              8.7              (38.4)
Change in currency translation adjustment                                                   -                  -
                                                                                  -----------         ----------
Comprehensive income                                                              $      48.5         $     36.0


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 16 for a discussion of our use of Non-GAAP Financial Measures.